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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____ )

Filed by the Registrant                                        ☒
Filed by a Party other than the Registrant        ☐

Check the appropriate box:
☒   Preliminary Proxy Statement
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☐   Definitive Proxy Statement
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GAM FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GAM FUNDS, INC.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                    To the shareholders of GAM Funds Inc., a Maryland corporation (the “Company”), and each of its following series (each, individually a “Fund” and collectively, the “Funds”):

1.	GAM International Equity;

2.	GAM Asia-Pacific Equity;

3.	GAM European Equity;

4.	GAMerica; and

5.	GAM Gabelli Long/Short.

                    Notice is hereby given of a joint special meeting (“Special Meeting”) of shareholders of each Fund to be held on July 27, 2006, at 3:00 P.M., local time, at the offices of the Company at 330 Madison Avenue, New York, New York 10017, for the following purposes:

          1.       To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Company and of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMerica and GAM Gabelli Long/Short; and

          2.       To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

                    Each shareholder is invited to attend the Special Meeting in person. Only shareholders of record at the close of business on June 2, 2006, are entitled to receive notice of, and to vote at, the meeting. Whether or not you intend to be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares.

                    The Board of Directors of the Company has unanimously approved the proposal and recommends that the shareholders entitled to vote at the Special Meeting vote “FOR” the proposal.

By Order of the Board of Directors.

June ___, 2006

By: __________________
Name: Kenneth A. Dursht
Title: Secretary

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE SEE THE ENCLOSED PROXY CARD FOR ADDITIONAL VOTING OPTIONS.

IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

GAM FUNDS, INC.
330 Madison Avenue
New York, New York 10017

PROXY STATEMENT

Introduction

               This Proxy Statement and proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the “Company”), for use at a joint special meeting (the “Special Meeting”) of shareholders of each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity, GAMerica and GAM Gabelli Long/Short (each a “Fund” and collectively, the “Funds”) of the Company, to be held on July 27, 2006, at 3:00 P.M., local time, at the offices of the Company at 330 Madison Avenue, New York, New York 10017, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders. This Proxy Statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about June ___, 2006.

               The purpose of the Special Meeting is to seek shareholder approval of a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Company and each of the Funds.

               GAM International Management Limited (“GIML”), 12 St. James’s Place, London, England SW1A 1NX, is the investment adviser to the Funds, other than GAM Gabelli Long/Short. GIML and GAMCO Asset Management Inc. (formerly known as GAMCO Investors, Inc., “GAMCO”), One Corporate Center, Rye, New York 10580, serve as co-investment advisers to GAM Gabelli Long/Short. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the Company’s Administrator, and GAM Services Inc. (“GAM Services”), 330 Madison Avenue, New York, New York 10017, is the Company’s principal underwriter.

               Any proxy received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy.

               The enclosed proxy is revocable by you at any time prior to its exercise at the Special Meeting by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

               The Company may utilize the services of its officers, who will not receive any compensation therefore, to solicit proxies by telephone, by facsimile, by e-mail or in person. In addition, the Company has retained InvestorConnect to assist in the solicitation of proxies for a fee estimated at $50,000 plus reimbursement of expenses. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by GIML.

               A COPY OF THE COMPANY’S MOST RECENT ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT HAVE BEEN MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS OF THE COMPANY’S FISCAL YEAR AND MOST RECENTLY ENDED SEMI-ANNUAL PERIOD. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT THE COMPANY BY CALLING (800) 426-4685, OPTION 1, 5; WRITING TO 330 MADISON AVENUE, NEW YORK, NEW YORK 10017; OR VISITING OUR WEBSITE AT WWW.GAM.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.

PROPOSAL:
TO APPROVE THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION PROVIDING FOR (1) THE COMPLETE DISSOLUTION, LIQUIDATION AND TERMINATION OF EACH FUND, AND (2) PROVIDED THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE ADOPTION OF THE PLAN OF DISSOLUTION AND LIQUIDATION WITH RESPECT TO EACH SUCH FUND, THE COMPLETE DISSOLUTION, LIQUIDATION AND TERMINATION OF THE COMPANY

               The proposal to be submitted to the Special Meeting is for the approval of a Plan of Dissolution and Liquidation providing for (i) the complete dissolution, liquidation and termination of each Fund, and (ii) provided that the shareholders of each Fund approve the adoption of the Plan of Dissolution and Liquidation with respect to each such Fund, the complete dissolution, liquidation and termination of the Company.

               In the event that a Fund (“Fund Y”) approves the proposed Plan of Dissolution and Liquidation with respect to such Fund but one or more of the other Funds (each, “Fund X”) do not approve the Plan of Dissolution and Liquidation with respect to Fund X, then the Plan of Dissolution and Liquidation shall become effective only with respect to Fund Y and shall not become effective with respect to Fund X or the Company.

Reasons for the Liquidation

               The Company was organized as a corporation under the laws of the State of Maryland on May 7, 1984. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

               On May 12, 2006 and June 14, 2006, the Board of Directors of the Company (the “Board”), including all of the Directors who are not “interested directors” as that term is defined in the 1940 Act (the “Independent Directors”), carefully considered and unanimously approved a Plan of Dissolution and Liquidation, the final form of which is attached to this Proxy Statement as Exhibit A (the “Liquidation Plan”), to become effective with respect to (i) each Fund, subject to approval by a majority of the outstanding shares of the relevant Fund entitled to vote on such matter, and (ii) the Company, subject to approval by a majority of the outstanding shares of the Company that are entitled to vote on such matter and; provided that the shareholders of each Fund have approved the Liquidation Plan with respect to each such Fund. Under the Liquidation Plan, each Fund and, subject to the approval by all of the Funds, the Company, would be liquidated, and each Fund’s and the Company’s assets distributed on a pro-rata basis after payment of, or reservation for reasonable amounts for the payment of, all expenses of the applicable Fund or the Company to each Fund’s shareholders as soon a reasonably practicable following shareholder approval of the proposed liquidation. The Company would then be dissolved under Maryland law. The Board, including the Independent Directors, has adopted a resolution declaring the Liquidation Plan advisable and directing that it be submitted to the shareholders of each Fund and the Company for their approval. The Board unanimously recommends that the shareholders of each Fund vote FOR the approval of the Liquidation Plan described below.

               In evaluating the proposed liquidation, dissolution and termination of each Fund and the Company, the Board considered various factors common to all of the Funds, including the relatively small size of each Fund and the overall fund complex, the lack of prospects for substantially increasing the size of the assets of each Fund or the overall fund complex given the respective historic performance and expense ratios of each Fund, net cash flows to each Fund, the limited public demand for funds with specialized geographic focus, strategic alternatives available to each Fund, the competitive environment and the tax consequences to the shareholders of each Fund. As of March 31, 2006 the overall fund complex had assets of approximately $279 million. In addition, the Board considered alternatives to liquidation, such as mergers with affiliated or unaffiliated funds, and determined that none of these alternatives were viable.

               As was noted at the November 2005 meeting of the Board, while the performance of each Fund during 2005 was generally favorable, the expense ratios of each Fund were relatively high compared with other funds in the same or similar categories. The Board also noted that while the management fee charged by GIML was at or near the medium, total expenses were at the high end due in part to costs, such as transfer agent and custodial charges, that are proportionately significant when the assets of each Fund and the Company as a whole are relatively small so that it is not possible to negotiate rates that can significantly lower the expense ratios of the Funds. The Board also noted the fact that management had negotiated lower fees with certain service providers during 2005, and agreed to continue to contain expenses borne by the Funds by agreeing to a management fee waiver by GIML of 0.10% per annum of the average daily net assets of each Fund (other than GAM Gabelli Long/Short). In addition, based largely upon the factors described herein, there has been a steady decline in the Funds’ aggregate asset levels.

               In reaching its decision to submit the Liquidation Plan to the shareholders of the Funds, the Board considered the potential tax consequences to shareholders resulting from the liquidation of the Funds (see “Federal Income Tax Consequences” below). The Board also took into account the following individual considerations with respect to each Fund as follows:

               GAM International Equity

               The Board considered that GAM International Equity has experienced a prolonged period of net redemptions. Due to the Fund’s small size and limited growth prospects, the Board concluded that the current prospects for reversing this trend of net redemptions from GAM International Equity are not favorable. In particular, given GAM International Equity’s long-term performance ratings, relatively high expense ratios and recent net asset outflows, it is unlikely that GAM International Equity would be able to gain sufficient assets in order for shareholders to benefit from economies of scale and become more competitive.

               GAM European Equity

               As a result of its relatively small size, expense ratios, performance rating and a lack of net inflows into the European equity category of mutual funds in general, the Board concluded that the current prospects for significantly increasing the assets of GAM European Equity are unfavorable. Accordingly, it is unlikely that GAM European Equity would be able to gain sufficient assets in order for shareholders to benefit from economies of scale and become more competitive.

               GAM Asia-Pacific Equity

               Given GAM Asia-Pacific Equity’s long-term performance ratings, relatively high expense ratios and a lack of asset inflows into Pacific Basin equity category of mutual funds in general, it is unlikely that GAM Asia-Pacific Equity would be able to gain sufficient assets in order for shareholders to benefit from economies of scale and become more competitive.

               GAMerica

               Given GAMerica’s long-term performance ratings, relatively high expense ratios and recent significant net redemptions from GAMerica, it is unlikely that GAMerica would be able to gain sufficient assets in order for shareholders to benefit from economies of scale and become more competitive.

               GAM Gabelli Long/Short

               The Board noted that, in general, the long/short strategy has yet to gain significant traction with retail investors, and mutual funds in this category have yet to attract significant assets. Given the Fund’s long-term performance ratings, relatively high expense ratios and the unfavorable prospects for attracting significant assets to this category of mutual fund in the near future, it is unlikely that the Fund would be able to gain sufficient assets in order for shareholders to benefit from economies of scale and become more competitive.

*                               *                               *

               Based upon the foregoing, and other factors deemed relevant, the Board, including the Independent Directors, unanimously approved the Liquidation Plan with respect to (i) each Fund, and (ii) the Company.

Description of the Liquidation Plan and Related Transactions

               The following discussion summarizes the important terms of the Liquidation Plan. This summary is qualified in its entirety by reference to the Liquidation Plan itself. The Liquidation Plan provides for the orderly liquidation of the assets of each Fund and the Company, distribution of net liquidation proceeds, and subsequent termination and/or dissolution of each Fund and the Company.

               The Liquidation Plan will become effective (the “Effective Date”) with respect to (i) a Fund on the date it is approved by a majority of the outstanding shares of such Fund entitled to vote on such matter, and (ii) the Company on the date it is approved by a majority of the Company’s outstanding shares entitled to vote on such matter, provided that the shareholders of each Fund have approved the Liquidation Plan with respect to each such Fund. Commencing on the Effective Date with respect to a Fund, the Company will wind up such Fund’s business and affairs and, as soon as is reasonably practicable, distribute its net assets to shareholders after paying or providing for all known liabilities. Commencing on the Effective Date with respect to the Company, the Company will wind up the Company’s business and affairs and, as soon as is reasonably practicable, distribute any remaining net assets that do not belong to a particular Fund to shareholders after paying or providing for all known liabilities. During the winding up period, a Fund or the Company may invest a significant portion of its assets in short-term instruments, such as variable rate demand notes. In addition, a Fund or the Company may hold a substantial amount of uninvested cash (which may exceed its normal investment limitation of 20%).

               As soon as reasonably practicable after liquidating its assets to cash and paying or providing for liabilities, each Fund will distribute its net liquidation proceeds to all remaining shareholders of each class of its shares. Liquidation distributions shall be calculated using the respective net asset value per share of each class of shares as determined in accordance with the Fund's most recent prospectus and statement of additional information, as supplemented (a “Liquidation Distribution”). Before liquidating, a Fund may make one or more dividend distributions of tax-exempt income and income or capital gain realized on the disposition of portfolio securities. It is anticipated that Liquidation Distributions shall be paid either by wire or by check made payable to and mailed directly to the shareholder of record. The final Liquidation Distribution to the shareholders of a Fund shall be in complete redemption and cancellation of all of the outstanding shares of such Fund. Approval and adoption of the Liquidation Plan will not impair a shareholder’s right to redeem his or her shares. Accordingly, at any time prior to the close of business on the Liquidation Date (as defined in the Liquidation Plan), a shareholder may redeem shares in accordance with the redemption procedures described in the Company’s most recent prospectus and Statement of Additional Information, as supplemented.

               The officers of the Company are authorized to perform any acts necessary or appropriate to consummate the transactions contemplated by the Liquidation Plan as well as to execute and deliver any documents necessary to liquidate each Fund’s and the Company’s assets, terminate and/or dissolve the Funds and the Company, or otherwise carry out the Liquidation Plan. The officers of the Company shall serve in their present capacities until such time as each Fund is legally terminated and the Company is dissolved.

               GAM Services has agreed to waive any contingent deferred sales charge (“CDSC”) that might otherwise apply to a Liquidation Distribution. GAM Services has also agreed to waive any CDSC applicable to a redemption of shares of any Fund made prior to or on the Liquidation Date. GIML has agreed to assume the costs and expenses associated with each Fund’s and the Company’s liquidation and dissolution, except for brokerage commissions, taxes, and extraordinary expenses, if any. The Liquidation Plan will not impose a new fee or expense or increase any existing fee or expense to be paid by any Fund or its shareholders.

Federal Income Tax Consequences

               The following summary provides general information on the federal income tax consequences of a shareholder’s receipt of a Liquidation Distribution. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

               Pursuant to the Liquidation Plan, each Fund will sell its assets and distribute the proceeds to its shareholders. Each Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), during the short taxable year ending on the Liquidation Date. The sale of the assets of a Fund may accelerate such Fund’s realization of income, gains, and losses. As of December 31, 2005, the following Funds had approximately the following net capital loss carryforwards that could be used to offset future capital gains through the expiration dates shown:

	GAM		GAM		GAM
	International	GAM Asia-	European		Gabelli
Expiration Date	Equity	Pacific Equity	Equity	GAMerica	Long/Short

December 31, 2011	(11,930,676)	(495,715)

December 31, 2010	(24,689,511)	(2,2205,673)	(2,205,673)		(12,966,096)

December 31, 2009	(70,318,349)	(2,962,154)

December 31, 2008

December 31, 2007		(483,512)

December 31, 2006		(11,138,917)

Total	$(106,938,536)	$(17,285,971)	$(2,205,673)	$0	$(12,966,096)

               For federal income tax purposes, the liquidation of each Fund will be a taxable event for shareholders of such Fund and may result in a shareholder’s recognition of taxable income, gain or loss on the redemption of such Fund’s shares in connection with the Liquidation Distribution. A shareholder’s receipt of a Liquidation Distribution will be viewed as a sale of his or her shares of a Fund in exchange for an amount equal to the Liquidation Distribution. Each shareholder generally will recognize gain or loss measured by the difference between the adjusted tax basis in the shares and the Liquidation Distribution received from such Fund. Assuming the shares are held as a capital asset, the gain or loss generally will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain will be treated as long-term capital gain, taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15%, and any such loss will be treated as long-term capital loss and subject to limitations.

               If a shareholder realizes a loss on the redemption of any of his or her shares that he or she has held for six months or less on the date of the redemption, then the loss will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. In addition, if a shareholder realizes a loss on the redemption of any of her shares that he or she has held for six months or less as of the date of the redemption, then the loss to the extent not otherwise disallowed will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends the shareholder has received with respect to that share. The Liquidation Distribution will be considered a redemption for purposes of these rules. Liquidation Distributions paid to individuals and certain other non-corporate shareholders may be subject to backup withholding at a rate of 28% if such shareholders fail to certify that their social security number or taxpayer identification number is correct and that they are not subject to backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer’s federal income tax liability.

               The receipt of a Liquidation Distribution by an individual retirement account or individual retirement annuity (“IRA”) that holds shares generally will not be included in the IRA owner’s gross income for federal income tax purposes. If, however, under the terms of the IRA, the Liquidation Distribution must be distributed immediately to the IRA owner, the distribution would be taxable as ordinary income to such IRA owner for federal income tax purposes for the year in which the IRA owner receives the distribution. In addition, if the IRA owner has not attained the age of 59-1/2, the distribution generally would be subject to an additional 10% early withdrawal penalty. Nonetheless, in such a situation, a taxable event may be avoided either: (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee; or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. All or any part of the assets in an IRA may be rolled over only once in any consecutive twelve-month period; therefore, a rollover will not be a viable option if the IRA was rolled over at any time within the twelve-month period preceding the date of the Liquidation Distribution. There are many rules governing IRAs and the transfer and rollover treatment of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisors for more complete information regarding the tax consequences of Liquidation Distributions.

               This summary of the federal income tax consequences is generally applicable to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations or non resident aliens. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis.

               No tax ruling has been or will be requested from the Internal Revenue Service regarding the payment or receipt of a Liquidation Distribution. The statements above are not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue

Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as described above.

PAYMENT BY A FUND OF LIQUIDATION DISTRIBUTIONS WILL BE A TAXABLE EVENT. BECAUSE THE INCOME TAX CONSEQUENCES FOR A PARTICULAR SHAREHOLDER MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF RECEIVING A LIQUIDATION DISTRIBUTION.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED PLAN OF DISSOLUTION AND LIQUIDATION.

SUPPLEMENTAL INFORMATION

SHAREHOLDER PROPOSALS

               The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 330 Madison Avenue, New York, New York 10017. Any proposal should be received a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

RECENT EVENTS

               On December 2, 2005, UBS AG (“UBS”) and Julius Baer Holding Ltd. (“Julius Baer”) consummated a transaction (the “Transaction”) pursuant to which Julius Baer acquired from UBS all of the issued and outstanding voting securities of GAM Holding AG, whose registered offices are located at Klausstr 10, 8008 Zurich, Switzerland (“GAM AG”), together with three private banks, Ehinger & Armand von Ernst AG, Ferrier Lullin & Cie. SA and Banco di Lugano SA, and certain other companies (the “Business”).

               Pursuant to the terms of the Transaction and in consideration for the sale of the Business, Julius Baer paid to UBS a purchase price consisting of approximately 3.8 billion Switzerland Francs (approximately $2.9 billion as of December 1, 2005) in cash or cash equivalents, and such number of common shares of Julius Baer so as to ensure that UBS holds 21.5% of the share capital of Julius Baer immediately following the closing of the Transaction. The cash and cash equivalent component of the purchase price consisted of (i) approximately 2.75 billion Switzerland Francs in cash, (ii) 200 million Switzerland Francs in dividends to be paid by certain of the acquired companies that are part of the Business, (iii) 225 million Switzerland Francs in non-cumulative and non-voting perpetual Tier 1 preferred securities issued by Julius Baer Capital, Guernsey, a wholly-owned subsidiary of Julius Baer, and (iv) 625 million Switzerland Francs in senior debt instruments issued by Julius Baer and guaranteed by GAM AG. Part of the cash consideration agreed to be paid by Julius Baer to UBS at the closing of the Transaction consisted of the proceeds of a “rights issue” of newly issued shares by Julius Baer to its existing shareholders conducted for the purpose of raising funds to pay for the acquisition. Subject to certain adjustments, the total value of the Transaction (based on the average price of Julius Baer common shares as of December 2, 2005) was approximately 5.6 billion Switzerland Francs (approximately $4.3 billion as of December 1, 2005).

               The Julius Baer group is one of Switzerland’s leading banking institutions and manages assets for private and institutional clients from all over the world. The services offered by the Julius Baer group consist mainly of asset management and investment counseling, investment funds for private and institutional investors as well as securities brokerage and foreign exchange. Julius Baer, whose principal executive offices are at Bahnhofstr, 36, P.O. Box 666 CH-8010 Zurich, is the holding company of the Julius Baer group. As of December 31, 2005, the Julius Baer group had assets under management of approximately CHF 300 billion (approximately $228 billion).

               Upon the closing of the Transaction, GIML became an indirect, wholly owned subsidiary of Julius Baer. A new investment advisory agreement with respect to each of GAM International Equity, GAM Asia-Pacific Equity, GAM European Equity and GAMerica was approved by the shareholders of each respective Fund on January 25, 2006, in accordance with requirements under the 1940 Act. In addition, a new investment advisory agreement between the Company and GIML as co-investment adviser to GAM Gabelli Long/Short was approved by shareholders of the Fund on January 25, 2006, in accordance with requirements under the 1940 Act.

ADDITIONAL INFORMATION

               The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the appropriate Fund is required to constitute a quorum for the Special Meeting for purposes of approving the Proposal with respect to each Fund. The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Company is required to constitute a quorum for the Special Meeting for purposes of approving the Proposal with respect to the Company. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. In determining whether to adjourn or postpone a Special Meeting, the following factors may be considered: the nature of the Proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment or postponement will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment or postponement if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those proxies required to be voted “AGAINST” any such Proposal against any adjournment or postponement.

               Approval of the Proposal with respect to the dissolution, liquidation and termination of each Fund will require the affirmative vote of a majority of the outstanding shares of the appropriate Fund that are entitled to vote on such matter at the Special Meeting. Approval of the Proposal with respect to the dissolution, liquidation and termination of the Company will require the affirmative vote of a majority of the outstanding shares of the Company that are entitled to vote on such matter at the Special Meeting, provided that the shareholders of each of the Funds have approved the Proposal with respect to each such Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Proposal for purposes of obtaining the requisite approval of each Proposal.

INFORMATION REGARDING SHARES

Shares of each class of each Fund issued and outstanding as of June 2, 2006, are indicated in the following table:

Fund Series	Class A Shares	Class B Shares	Class C Shares

GAM	3,886,009.09	323,451.73	178,297.06
International
Equity

GAM Asia-	2,316,158.701	n/a	n/a
Pacific Equity

GAM European	2,039,925.06	n/a	n/a
Equity

GAMerica	1,383,243.43	285,528.171	139,031.744

GAM Gabelli	1,588,916.552	397,987.738	1,014,361.588
Long/Short

               Taken together, these shares constituted all of the outstanding securities of the Funds and of the Company as of June 2, 2006. The following table sets forth the name and holdings of any person known by the Company to be a beneficial owner or record owner of 5% or more of the relevant Fund’s outstanding shares as of June 2, 2006:

	GAM INTERNATIONAL EQUITY
NAME AND ADDRESS	Class A	Class B	Class C

MERRILL LYNCH
SPECIAL CUSTODY
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF
CUST OF MLPF&S	396,370.664
ATTN FUND	10.21%
ADMINISTRATION
5210 E WILLIAMS CIR STE
900
TUCSON AZ 85711-4478

	GAM INTERNATIONAL EQUITY
NAME AND ADDRESS	Class A	Class B	Class C

SEI TRUST COMPANY
C/O CHRISTIANA BANK
EURAM BETA
ATTN MUTUAL FUND	372,566.083
ADMIN	9.59%
ONE FREEDOM VALLEY DR
OAKS PA 19456

CHARLES SCHWAB & CO
INC
SPECIAL CUSTODY
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF
OUR CUSTOMERS	340,417.12
ATTN MUTUAL FUNDS	8.76%
DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-
4122

MERRILL LYNCH
SPECIAL CUSTODY
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF		42,931.671
CUST OF MLPF&S		13.26%
ATTN FUND
ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-
6484

MERRILL LYNCH SPECIAL
CUSTODY ACCOUNT FOR
THE EXCLUSIVE BENEFIT
OF CUST OF PLPF&S
ATTN FUND			48,745.299
ADMINISTRATOR			27.10%
4800 DEER LAKE DRIVE
EAST
JACKSONVILLE, FL 32246-
6484

	GAM ASIA-PACIFIC EQUITY
NAME AND ADDRESS	Class A	Class B	Class C

SEI TRUST COMPANY
C/O CHRISTIANA BANK
EURAM BETA
ATTN MUTUAL FUND	407,802.568
ADMIN	17.67%
ONE FREEDOM VALLEY
DR
OAKS PA 19456

CHARLES SCHWAB & CO
INC
SPECIAL CUSTODY
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF	210,223.208
OUR CUSTOMERS	9.11%
ATTN MUTUAL FUNDS
DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA
94104-4122

	GAM EUROPEAN EQUITY
NAME AND ADDRESS	Class A	Class B	Class C

SEI TRUST COMPANY
C/O CHRISTIANA BANK
EURAM ZETA
ATTN MUTUAL FUND	373,119.175
ADMIN	18.24%
ONE FREEDOM VALLEY DR
OAKS PA 19456

CHARLES SCHWAB & CO
INC
SPECIAL CUSTODY
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF	231,522.482
OUR CUSTOMERS	11.32%
ATTN MUTUAL FUNDS
DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-
4122

SEI TRUST COMPANY
C/O CHRISTIANA BANK
EURAM BETA	117,171.591
ATTN MUTUAL FUND	5.73%
ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456

BROWN BROTHERS
HARRIMAN & CO
525 WASHINGTON BLVD	104,101.822
JERSEY CITY NJ 07310-1692	5.09%

BOST & CO
FBO AJM INVESTMENT LLC
MUTUAL FUND
OPERATIONS	128,464.906
PO BOX 3198	6.28%
PITTSBURGH, PA 15230-3198

BOST & CO
FBO SHAMROCK
INVESTMENT CO LLC
MUTUAL FUND	109,917.104
OPERATIONS	5.37%
PO BOX 3198
PITTSBURGH, PA 15230-3198

BOST & CO
FBO COOSA LLC
MUTUAL FUND
OPERATIONS	105,128.748
PO BOX 3198	5.14%
PITTSBURGH, PA 15230-3198

		GAMERICA
NAME AND ADDRESS	Class A	Class B	Class C

SEI TRUST COMPANY	248,422.428
C/O CHRISTIANA BANK	17.96%
EURAM ZETA
ATTN MUTUAL FUND
ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456

CHARLES SCHWAB & CO INC	182,860.649
SPECIAL CUSTODY	13.22%
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-
4122

SEI TRUST COMPANY	80,980.000
C/O CHRISTIANA BANK	5.85%
EURAM BETA
ATTN MUTUAL FUND
ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456

SEI TRUST COMPANY	75,076.594
C/O CHRISTIANA BANK	5.43%
ATTN MUTUAL FUND
ADMIN
ONE FREEDOM VALLEY DR
OAKS PA 19456

		GAMERICA
NAME AND ADDRESS	Class A	Class B	Class C

MERRILL LYNCH		32,338.459
SPECIAL CUSTODY		11.33%
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF
CUST OF MLPF&S
ATTN FUND
ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-
6484

MERRILL LYNCH			17,664.423
SPECIAL CUSTODY			12.71%
ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF
CUST OF MLPF&S
ATTN FUND
ADMINISTRATION
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-
6484

	GAM GABELLI LONG/SHORT
NAME AND ADDRESS	Class A	Class B	Class C

SEI TRUST COMPANY
C/O CHRISTIANA BANK
ATTN MUTUAL FUND	497,203.477
ADMIN	31.39%
ONE FREEDOM VALLEY DR
OAKS PA 19456

               To the knowledge of the Company, no other shareholder is a beneficial owner or record owner of more than 5% of the outstanding shares of any of the above-referenced class of any Fund on that date.

               On June 2, 2006, the record date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements thereof, no director or officer of the Company had a substantial interest, by security holding, either direct or indirect, in any matter to be acted upon. Each whole share is entitled to one vote at the Special Meeting with pro-rata voting rights for any fractional shares.

OTHER MATTERS

               Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their discretion.

               If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Special Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

Dated: June ___, 2006

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A

FORM OF PLAN OF DISSOLUTION AND LIQUIDATION

GAM FUNDS, INC. AND EACH OF ITS SERIES

PLAN OF DISSOLUTION AND LIQUIDATION

                              THIS PLAN OF DISSOLUTION AND LIQUIDATION (the “Plan”) dated as of June 14, 2006, is in respect of GAM Funds, Inc. (the “Company”), a Maryland corporation, operating as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and GAM International Equity; GAM European Equity; GAMerica; GAM Asia-Pacific Equity; and GAM Gabelli Long/Short, each a series of the Company (each, a “Fund”), and sets forth the terms and conditions of the complete dissolution, liquidation, and termination of the Company and each Fund in conformity with the Company’s Articles of Incorporation and By-Laws.

                              WHEREAS, at a meeting of the Company’s Board of Directors (the “Board”) on May 12, 2006 and June 14, 2006, the Board, including those Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, determined to submit this Plan to the shareholders of the Company and each Fund for their approval, such Plan to provide for the orderly dissolution, liquidation, and termination of the Company and each Fund.

                              NOW THEREFORE, the dissolution, liquidation, and termination of each Fund and the Company, as applicable, shall be carried out in the manner set forth herein upon approval of this Plan by, with respect to (i) each Fund, a vote of a majority of such Fund’s outstanding shares entitled to vote on such matter, and (ii) the Company, a vote of a majority the Company’s outstanding shares that are entitled to vote on such matter:

          1.                          EFFECTIVE DATE OF PLAN. This Plan shall be effective with respect to (i) each Fund, only upon the approval of this Plan by the vote of a majority of such Fund’s outstanding shares entitled to vote on such matter at a special meeting of such Fund’s shareholders called for the purpose of voting on this Plan with respect to such Fund, and (ii) the Company, only upon the approval of the Plan by the vote of a majority of the Company’s outstanding shares entitled to vote on such matter obtained at a special meeting of such the Company’s shareholders called for the purpose of voting on this Plan with respect to the Company, provided that the shareholders of each of the Funds have approved the adoption of this Plan with respect to each such Fund. The date of this Plan’s approval with respect to the applicable Fund and/or the Company is hereinafter referred to as the “Effective Date.”

          2.                          WINDING UP OF BUSINESS. Commencing from the Effective Date with respect to a Fund or the Company, such Fund or the Company shall wind up its business and affairs and, as soon as is reasonably practicable, such Fund or the Company shall distribute its net assets to such Fund’s or the Company’s shareholders in accordance with the provisions of this Plan and the Company’s Articles of Incorporation after payment to (or reservation of assets for payment to) each applicable Fund’s or the Company’s creditors.

                              Notwithstanding the provisions of this Plan, prior to making the final liquidation distributions to shareholders described in Section 5, the Company shall continue to (i) honor requests for the redemption of each Fund’s shares received before the close of business on the Liquidation Date (as defined in Section 5) and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders.

          3.                          LIQUIDATION OF ASSETS. As soon as reasonably practicable following the Effective Date with respect to a Fund or the Company, such Fund or the Company shall liquidate its assets to cash or cash equivalents.

          4.                          PAYMENT OF LIABILITIES. As soon as reasonably practicable after the Effective Date with respect to a Fund or the Company, such Fund or the Company shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of such Fund or the Company incurred or expected to be incurred prior to the date of the final liquidation distributions described in Section 5.

          5.                          FINAL LIQUIDATION DISTRIBUTIONS. As soon as reasonably practicable after the Effective Date with respect to a Fund or the Company and after the liquidation of all of such Fund’s or the Company’s assets to cash and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Company shall calculate final liquidation distributions with respect to each Fund’s class of shares and distribute such net liquidation proceeds to all remaining shareholders of each such class in the manner provided below. The date determined by the Company for the calculation of such final liquidation distributions is hereinafter referred to as the “Liquidation Date.”

          (a)      Each shareholder who is a record holder of a class of Fund shares as shown on the books of the Company as of the close of business on the Liquidation Date (a “Record Holder”) shall be entitled to and shall receive from the applicable Fund’s or the Company’s net liquidation proceeds payable to that class a liquidation distribution proportionate to its share ownership of that class (each, a “Liquidation Distribution”). Each such Liquidation Distribution shall be calculated using the net asset value per share attributable to that class of such Fund as determined as of the close of business on the Liquidation Date in accordance with the Company’s most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.

          (b)      As soon as reasonably practicable after the Liquidation Date, the Company shall pay, or cause to be paid, each Liquidation Distribution either by wire or by check made payable to and mailed directly to the Record Holder.

          (c)      No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

          (d)      The final Liquidation Distributions described above shall be in complete redemption and cancellation of all of, as applicable, the Company’s and each Fund’s outstanding shares.

          6.                          TERMINATION OF THE COMPANY AND EACH FUND AND DISSOLUTION OF THE COMPANY. As soon as reasonably practicable after the completion of the final Liquidation Distributions described in Section 5, each Fund or the Company, as applicable, shall be terminated and/or dissolved pursuant to the terms of this Plan, the Company’s Articles of Incorporation, and applicable provisions of Maryland law.

          7.                          EXPENSES OF LIQUIDATION AND TERMINATION. GAM International Management Limited will bear all expenses that are incurred by each Fund and the Company in connection with the implementation of this Plan (other than brokerage commissions, taxes, and extraordinary expenses, if any).

          8.                          AUTHORIZATION OF DIRECTORS AND OFFICERS. The Board and, subject to the general direction of the Board, the Company’s officers shall have the authority, in the name and on behalf of the Company and each Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates, and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Plan and to conduct and complete the winding-up of the business and affairs of the Company and each Fund and the dissolution of the Company, including the preparation and filing of any filings with the U.S. Securities and Exchange Commission, the preparation and filing of all tax returns as well as any other forms or documents that may be required by the provisions of the Internal Revenue Code of 1986, as amended, the 1940 Act, applicable Maryland law, or any other applicable state or federal law.

          9.                          AMENDMENT AND TERMINATION OF PLAN.

          (a)      Except as otherwise provided by applicable law, the Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Company and each Fund and the distribution of each Fund’s net assets to its shareholders.

          (b)      Except as otherwise provided by applicable law, the Board may terminate this Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board, the facts and circumstances make proceeding with this Plan inadvisable.

          10.                       GOVERNING LAW PROVISIONS. This Plan shall be subject to and construed consistently with the Company’s Articles of Incorporation and By-Laws and shall otherwise be governed by and, construed in accordance with the laws of the State of Maryland.

GAM INTERNATIONAL EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JULY 27, 2006

               The undersigned hereby appoints each of Kenneth A. Dursht, and Teresa B. Riggin, or either of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM International Equity series of GAM Funds, Inc. (“GAM International Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 330 Madison Avenue, New York, New York, on July 27, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

               The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

               If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD HERE

GAM INTERNATIONAL EQUITY
GAM FUNDS, INC.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If you would like to vote over the phone, please call 800-820-2415. Representatives are available to record your voting instructions quickly over the phone. They are also available to answer any questions you may have regarding the proxy material.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING YOU WILL HELP ENSURE THAT WE HAVE ENOUGH VOTES TO CONDUCT THE FORMAL BUSINESS OF THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE TODAY.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE     ☒

               Proposal:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of (i) GAM International Equity, and (ii) GAM Funds, Inc., provided that the shareholders of GAM International Equity, as well as the shareholders of all other series of GAM Funds, Inc., approve the Plan of Dissolution and Liquidation with respect to all such series.

For	Against	Abstain

☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

               Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________ Date: __________

Signature(s): ____________________ Date: __________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM ASIA-PACIFIC EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JULY 27, 2006

               The undersigned hereby appoints each of Kenneth A. Dursht, and Teresa B. Riggin, or either of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM Asia-Pacific Equity series of GAM Funds, Inc. (“GAM Asia-Pacific Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 330 Madison Avenue, New York, New York, on July 27, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

               The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

               If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD HERE

GAM ASIA-PACIFIC EQUITY
GAM FUNDS, INC.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If you would like to vote over the phone, please call 800-820-2415. Representatives are available to record your voting instructions quickly over the phone. They are also available to answer any questions you may have regarding the proxy material.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING YOU WILL HELP ENSURE THAT WE HAVE ENOUGH VOTES TO CONDUCT THE FORMAL BUSINESS OF THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE TODAY.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE     ☒

               Proposal:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of (i) GAM Asia-Pacific Equity, and (ii) GAM Funds, Inc., provided that the shareholders of GAM Asia-Pacific Equity, as well as the shareholders of all other series of GAM Funds, Inc., approve the Plan of Dissolution and Liquidation with respect to all such series.

For	Against	Abstain

☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

               Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________ Date: __________

Signature(s): ____________________ Date: __________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM EUROPEAN EQUITY
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JULY 27, 2006

               The undersigned hereby appoints each of Kenneth A. Dursht, and Teresa B. Riggin, or either of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM European Equity series of GAM Funds, Inc. (“GAM European Equity”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 330 Madison Avenue, New York, New York, on July 27, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

               The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

               If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD HERE

GAM EUROPEAN EQUITY
GAM FUNDS, INC.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If you would like to vote over the phone, please call 800-820-2415. Representatives are available to record your voting instructions quickly over the phone. They are also available to answer any questions you may have regarding the proxy material.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING YOU WILL HELP ENSURE THAT WE HAVE ENOUGH VOTES TO CONDUCT THE FORMAL BUSINESS OF THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE TODAY.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE     ☒

               Proposal:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of (i) GAM European Equity, and (ii) GAM Funds, Inc., provided that the shareholders of GAM European Equity, as well as the shareholders of all other series of GAM Funds, Inc., approve the Plan of Dissolution and Liquidation with respect to all such series.

For	Against	Abstain

☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

               Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________ Date: __________

Signature(s): ____________________ Date: __________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAMerica
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JULY 27, 2006

               The undersigned hereby appoints each of Kenneth A. Dursht, and Teresa B. Riggin, or either of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAMerica series of GAM Funds, Inc. (“GAMerica”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 330 Madison Avenue, New York, New York, on July 27, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

               The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

               If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

FOLD HERE

GAMerica
GAM FUNDS, INC.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If you would like to vote over the phone, please call 800-820-2415. Representatives are available to record your voting instructions quickly over the phone. They are also available to answer any questions you may have regarding the proxy material.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING YOU WILL HELP ENSURE THAT WE HAVE ENOUGH VOTES TO CONDUCT THE FORMAL BUSINESS OF THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE TODAY.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE     ☒

               Proposal:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of (i) GAMerica, and (ii) GAM Funds, Inc., provided that the shareholders of GAMerica, as well as the shareholders of all other series of GAM Funds, Inc., approve the Plan of Dissolution and Liquidation with respect to all such series.

For	Against	Abstain

☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

               Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________ Date: __________

Signature(s): ____________________ Date: __________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GAM GABELLI LONG/SHORT
GAM FUNDS, INC.

PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING TO BE HELD ON JULY 27, 2006

               The undersigned hereby appoints each of Kenneth A. Dursht, and Teresa B. Riggin, or either of them, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of the GAM Gabelli Long/Short series of GAM Funds, Inc. (“GAM Gabelli Long/Short”) that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 330 Madison Avenue, New York, New York, on July 27, 2006, at 3:00 p.m., local time, and any adjournments or postponements thereof, as fully as the undersigned could if personally present, upon the proposal set forth below, revoking any proxy or proxies heretofore given.

               The undersigned hereby instructs the proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of each Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting or any adjournments or postponements thereof, according to their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

               If you would like to vote over the phone or should have any questions regarding the proxy information, please call 800-820-2415 between the hours of 10:00 a.m. and 8:00 p.m., Eastern Time, Monday through Friday. Representatives will be happy to assist you through the voting process.

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GAM GABELLI LONG/SHORT
GAM FUNDS, INC.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

If you would like to vote over the phone, please call 800-820-2415. Representatives are available to record your voting instructions quickly over the phone. They are also available to answer any questions you may have regarding the proxy material.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. BY VOTING YOU WILL HELP ENSURE THAT WE HAVE ENOUGH VOTES TO CONDUCT THE FORMAL BUSINESS OF THE SPECIAL MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAM FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

PLEASE VOTE TODAY.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE     ☒

               Proposal:           To approve a Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of (i) GAM Gabelli Long/Short, and (ii) GAM Funds, Inc., provided that the shareholders of GAM Gabelli Long/Short, as well as the shareholders of all other series of GAM Funds, Inc., approve the Plan of Dissolution and Liquidation with respect to all such series.

For	Against	Abstain

☐	☐	☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

               Please mark, date, sign and mail your Proxy Card in the envelope provided as soon as possible.

Signature(s): ____________________ Date: __________

Signature(s): ____________________ Date: __________

Note:
Please sign exactly as your name or names appear on your account. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, etc., please so indicate and give your full title. If signer is a corporation, please sign full name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.